Exhibit (d)(8)

AMENDED ANNEX A

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management, L.P.

Annual Rate
Goldman Sachs Financial Square Prime Obligations Fund	0.205%

Goldman Sachs Financial Square Money Market Fund	0.205%

Goldman Sachs Financial Square Treasury Obligations Fund	0.205%

Goldman Sachs Financial Square Treasury Instruments Fund	0.205%

Goldman Sachs Financial Square Government Fund	0.205%

Goldman Sachs Financial Square Treasury Solutions Fund	0.205%

Goldman Sachs Investor Tax-Exempt Money Market Fund	0.205%

Goldman Sachs Financial Square Federal Instruments Fund[1]	0.205%

Goldman Sachs Investor Money Market Fund[2]	0.205%

Goldman Sachs Financial Square Tax-Exempt Money Market Fund[3]	0.205%

Goldman Sachs Government Income Fund[4]	0.53% on first $1 billion 0.48% over $1 billion up to $2 billion 0.45% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.44% over $8 billion

Goldman Sachs Dynamic Municipal Income Fund[5]	0.40% on first $1 billion 0.36% over $1 billion up to $2 billion 0.34% over $2 billion up to $5 billion 0.34% over $5 billion up to $8 billion 0.33% over $8 billion

Goldman Sachs High Yield Fund	0.70% on first $2 billion 0.63% over $2 billion up to $5 billion 0.60% over $5 billion up to $8 billion 0.59% over $8 billion

Goldman Sachs Income Builder Fund[6]	0.54% on first $1 billion 0.49% over $1 billion up to $2 billion 0.46% over $2 billion up to $5 billion 0.45% over $5 billion up to $8 billion 0.44% over $8 billion

Goldman Sachs Growth and Income Fund (effective June 20, 2017, “Goldman Sachs Equity Income Fund”)[7]	0.69% on first $1 billion 0.62% over $1 billion up to $2 billion 0.59% over $2 billion up to $5 billion 0.58% over $5 billion up to $8 billion 0.57% over $8 billion

Annual Rate
Goldman Sachs Mid Cap Value Fund	0.75% on first $2 billion 0.68% over $2 billion up to $5 billion 0.65% over $5 billion up to $8 billion 0.64% over $8 billion

Goldman Sachs Small Cap Value Fund[8]	0.98% on first $2 billion 0.88% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion

Goldman Sachs Capital Growth Fund[9]	0.71% on first $1 billion 0.64% over $1 billion up to $2 billion 0.61% over $2 billion

Goldman Sachs U.S. Equity Insights Fund[10]	0.52% on first $1 billion 0.47% over $1 billion up to $2 billion 0.44% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.43% over $8 billion

Goldman Sachs Large Cap Growth Insights Fund[11]	0.52% on first $1 billion 0.47% over $1 billion up to $2 billion 0.44% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.43% over $8 billion

Goldman Sachs Small Cap Equity Insights Fund[12]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs International Equity Insights Fund[13]	0.81% on first $1 billion 0.73% over $1 billion up to $2 billion 0.69% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs Real Estate Securities Fund[14]	0.87% on first $1 billion 0.78% over $1 billion up to $2 billion 0.74% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.71% over $8 billion

Goldman Sachs Large Cap Value Insights Fund[15]	0.52% on first $1 billion 0.47% over $1 billion up to $2 billion 0.44% over $2 billion up to $5 billion 0.44% over $5 billion up to $8 billion 0.43% over $8 billion

Goldman Sachs Strategic Growth Fund[16]	0.71% on first $1 billion 0.64% over $1 billion up to $2 billion 0.61% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.58% over $8 billion

Goldman Sachs Growth Opportunities Fund[17]	0.92% on first $2 billion 0.83% over $2 billion up to $5 billion 0.79% over $5 billion up to $8 billion 0.77% over $8 billion

Annual Rate
Goldman Sachs Technology Opportunities Fund[18]	0.94% on first $1 billion 0.85% over $1 billion up to $2 billion 0.80% over $2 billion up to $5 billion 0.79% over $5 billion up to $8 billion 0.77% over $8 billion

Goldman Sachs Large Cap Value Fund[19]	0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.63% over $8 billion

Goldman Sachs High Yield Municipal Fund[20]	0.55% on first $2 billion 0.50% over $2 billion up to $5 billion 0.48% over $5 billion up to $8 billion 0.47% over $8 billion

Goldman Sachs U.S. Tax–Managed Equity Fund[21]	0.70% on first $1 billion 0.63% over $1 billion up to $2 billion 0.60% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.58% over $8 billion

Goldman Sachs Enhanced Income Fund[22]	0.25% on first $1 billion 0.23% over $1 billion up to $2 billion 0.22% over $2 billion up to $5 billion 0.22% over $5 billion up to $8 billion 0.22% over $8 billion

Goldman Sachs Concentrated Growth Fund[23]	0.76% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion

Goldman Sachs Emerging Markets Debt Fund[24]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs U.S. Mortgages Fund[25]	0.34% on first $1 billion 0.31% over $1 billion up to $2 billion 0.29% over $2 billion up to $5 billion 0.28% over $5 billion up to $8 billion 0.28% over $8 billion

Goldman Sachs Investment Grade Credit Fund[26]	0.34% on first $1 billion 0.31% over $1 billion up to $2 billion 0.29% over $2 billion up to $5 billion 0.28% over $5 billion up to $8 billion 0.28% over $8 billion

Goldman Sachs Small/Mid-Cap Growth Fund[27]	0.85% on the first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.71% over $8 billion

Annual Rate
Goldman Sachs U.S. Equity Dividend and Premium Fund[28]	0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.63% over $8 billion

Goldman Sachs International Real Estate Securities Fund[29]	0.95% on first $2 billion 0.86% over $2 billion up to $5 billion 0.81% over $5 billion up to $8 billion 0.80% over $8 billion

Goldman Sachs Bond Fund[30]	0.41% on first $1 billion 0.37% over $1 billion up to $2 billion 0.35% over $2 billion up to $5 billion 0.34% over $5 billion up to $8 billion 0.34% over $8 billion

Goldman Sachs Small Cap Value Insights Fund[31]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs Small Cap Growth Insights Fund[32]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs Commodity Strategy Fund[33]	0.50% up to $2 billion 0.45% over $2 billion up to $5 billion 0.43% over $5 billion up to $8 billion 0.42% over $8 billion

Goldman Sachs Emerging Markets Equity Insights Fund[34]	1.00% on first $2 billion 0.90% over $2 billion up to $5 billion 0.86% over $5 billion up to $8 billion 0.84% over $8 billion

Goldman Sachs International Small Cap Insights Fund[35]	0.85% on first $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.72% over $8 billion

Goldman Sachs International Tax-Managed Equity Fund[36]	0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.72% over $5 billion up to $8 billion 0.71% over $8 billion

Goldman Sachs International Equity Dividend and Premium Fund[37]	0.81% on first $1 billion 0.73% over $1 billion up to $2 billion 0.69% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs Inflation Protected Securities Fund[38]	0.26% on first $1 billion 0.23% over $1 billion up to $2 billion 0.22% over $2 billion up to $5 billion 0.22% over $5 billion up to $8 billion 0.21% over $8 billion

Annual Rate
Goldman Sachs Absolute Return Tracker Fund[39]	0.70% on first $1 billion 0.63% over $1 billion up to $2 billion 0.60% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.53% over $8 billion

Goldman Sachs Local Emerging Markets Debt Fund[40]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs Flexible Cap Growth Fund (effective August 15, 2017, “Goldman Sachs Flexible Cap Fund”)[41]	0.76% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion

Goldman Sachs Dynamic U.S. Equity Fund[42]	0.70% on first $1 billion 0.63% over $1 billion up to $2 billion 0.60% over $2 billion up to $5 billion 0.59% over $5 billion up to $8 billion 0.58% over $8 billion

Goldman Sachs Dynamic Allocation Fund[43]	0.79% on first $1 billion 0.71% over $1 billion up to $2 billion 0.68% over $2 billion up to $5 billion 0.66% over $5 billion up to $8 billion 0.65% over $8 billion

Goldman Sachs Strategic Income Fund[44]	0.60% on first $1 billion 0.54% over $1 billion up to $2 billion 0.51% over $2 billion up to $5 billion 0.50% over $5 billion up to $8 billion 0.49% over $8 billion

Goldman Sachs High Yield Floating Rate Fund[45]	0.60% on first $1 billion 0.54% over $1 billion up to $2 billion 0.51% over $2 billion up to $5 billion 0.50% over $5 billion up to $8 billion 0.49% over $8 billion

Goldman Sachs Managed Futures Strategy Fund[46]	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion

Goldman Sachs Rising Dividend Growth Fund[47]	0.75% on first $1 billion 0.68% over $1 billion up to $2 billion 0.64% over $2 billion up to $5 billion 0.63% over $5 billion up to $8 billion 0.62% over $8 billion

Goldman Sachs Focused Growth Fund[48]	0.76% on first $1 billion 0.68% over $1 billion up to $2 billion 0.65% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion

Annual Rate
Goldman Sachs Short Duration Income Fund[49]	0.40% on first $1 billion 0.36% over $1 billion up to $2 billion 0.34% over $2 billion up to $5 billion 0.33% over $5 billion up to $8 billion 0.32% over $8 billion

Goldman Sachs MLP Energy Infrastructure Fund[50]	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion

Goldman Sachs Dynamic Emerging Markets Debt Fund[51]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs Fixed Income Macro Strategies Fund (effective June 20, 2017, “Goldman Sachs Strategic Macro Fund”)[52]	0.95% on first $2 billion 0.86% over $2 billion up to $5 billion 0.81% over $5 billion up to $8 billion 0.80% over $8 billion

Goldman Sachs Long Short Credit Strategies Fund[53]	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion

Goldman Sachs Short-Term Conservative Income Fund[54]	0.25%

Goldman Sachs Small/Mid Cap Value Fund[55]	0.80% on first $2 billion 0.72% over $2 billion up to $5 billion 0.68% over $5 billion up to $8 billion 0.67% over $8 billion

Goldman Sachs Tactical Tilt Overlay Fund[56]	0.75% on first $2 billion 0.68% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion

Goldman Sachs Global Managed Beta Fund[57]	0.30%

Goldman Sachs Focused Value Fund[58]	0.69% on first $1 billion 0.62% over $1 billion up to $2 billion 0.59% over $2 billion up to $5 billion 0.58% over $5 billion up to $8 billion 0.57% over $8 billion

Goldman Sachs Absolute Return Multi-Asset Fund[59]	0.85% on first $1 billion 0.85% over $1 billion up to $2 billion 0.77% over $2 billion up to $5 billion 0.73% over $5 billion up to $8 billion 0.71% over $8 billion

Goldman Sachs Global Infrastructure Fund[60]	0.90% on first $1 billion 0.81% over $1 billion up to $2 billion 0.77% over $2 billion up to $5 billion 0.75% over $5 billion up to $8 billion 0.74% over $8 billion

Annual Rate
Goldman Sachs Global Real Estate Securities Fund[61]	0.93% on first $1 billion 0.84% over $1 billion up to $2 billion 0.80% over $2 billion up to $5 billion 0.78% over $5 billion up to $8 billion 0.76% over $8 billion

Goldman Sachs Strategic Factor Allocation Fund[62]	0.75% on first $2 billion 0.68% over $2 billion up to $5 billion 0.64% over $5 billion up to $8 billion 0.62% over $8 billion

Goldman Sachs Asset Management International

Goldman Sachs Global Income Fund	0.65% on first $1 billion 0.59% over $1 billion up to $2 billion 0.56% over $2 billion up to $5 billion 0.55% over $5 billion up to $8 billion 0.54% over $8 billion

Goldman Sachs Focused International Equity Fund[63]	0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.71% over $5 billion up to $8 billion 0.70% over $8 billion

Goldman Sachs Emerging Markets Equity Fund[64]	1.02% on first $2 billion 0.92% over $2 billion up to $5 billion 0.87% over $5 billion up to $8 billion 0.85% over $8 billion

Goldman Sachs Asia Equity Fund	1.00% on first $1 billion 0.90% over $1 billion up to $2 billion 0.86% over $2 billion up to $5 billion 0.84% over $5 billion up to $8 billion 0.82% over $8 billion

Goldman Sachs Strategic International Equity Fund[65]	0.85% on first $1 billion 0.77% over $1 billion up to $2 billion 0.73% over $2 billion up to $5 billion 0.72% over $5 billion up to $8 billion 0.71% over $8 billion

Goldman Sachs N-11 Equity Fund[66]	1.13% on first $2 billion 1.02% over $2 billion up to $5 billion 0.97% over $5 billion up to $8 billion 0.95% over $8 billion

PURSUANT TO AN EXEMPTION FROM THE COMMODITIES FUTURES TRADING COMMISSION (“CFTC”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OR COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER OR ANY BROCHURE OR ACCOUNT DOCUMENT.

Dated: June 15, 2017		GOLDMAN SACHS TRUST

		By:	/s/ James A. McNamara
		Name:	James A. McNamara
		Title:	President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.		GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

By:	/s/James A. McNamara	By:	/s/ Karl Wianecki
Name:	James A. McNamara	Name:	Karl Wianecki
Title:	Managing Director	Title:	Managing Director

[1]	This Management Agreement was approved on behalf of the Financial Square Federal Instruments Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting.
[2]	This Management Agreement was approved on behalf of the Investor Money Market Fund at the December 17, 2015 Goldman Sachs Trust Board Meeting.
[3]	This Management Agreement was approved on behalf of the Financial Square Tax-Exempt Money Market Fund at the February 11, 2016 Goldman Sachs Trust Board Meeting.
[4]	This Management Agreement on behalf of the Government Income Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[5]	This Management Agreement on behalf of the Dynamic Municipal Income Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[6]	This Management Agreement on behalf of the Income Builder Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[7]	This Management Agreement on behalf of the Growth and Income Fund (effective June 20, 2017 “Equity Income Fund”) was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[8]	This Management Agreement on behalf of the Small Cap Value Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[9]	This Management Agreement on behalf of the Capital Growth Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[10]	This Management Agreement on behalf of the U.S. Equity Insights Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[11]	This Management Agreement on behalf of the Large Cap Growth Insights Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[12]	This Management Agreement was approved on behalf of the Small Cap Equity Insights Fund (formerly CORE Small Cap Equity Fund and Structured Small Cap Equity Fund) at the July 21, 1997 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[13]	This Management Agreement was approved on behalf of the International Equity Insights Fund (formerly, CORE International Equity Fund and Structured International Equity Fund) at the July 21, 1997 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[14]	This Management Agreement was approved on behalf of the Real Estate Securities Fund at the July 21, 1997 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.

[15]	This Management Agreement was approved on behalf of the Large Cap Value Insights Fund (formerly, CORE Large Cap Value Fund and Structured Large Cap Value Fund) at the November 3, 1998 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[16]	This Management Agreement was approved on behalf of the Strategic Growth Fund at the April 28, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[17]	This Management Agreement was approved on behalf of the Growth Opportunities Fund at the April 28, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[18]	This Management Agreement was approved on behalf of the Technology Opportunities Fund (formerly, Technology Tollkeeper Fund) at the July 27, 1999 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[19]	This Management Agreement was approved on behalf of the Large Cap Value Fund at the October 26, 1999 Goldman Sachs Trust Board Meeting.
[20]	This Management Agreement was approved on behalf of the High Yield Municipal Fund at the February 3, 2000 Goldman Sachs Trust Board Meeting.
[21]	This Management Agreement was approved on behalf of the U.S. Tax-Managed Equity Fund (formerly, Structured Tax-Managed Equity Fund and CORE Tax-Managed Equity Fund) at the February 3, 2000 Goldman Sachs Trust Board Meeting.
[22]	This Management Agreement was approved on behalf of the Enhanced Income Fund at the April 26, 2000 Goldman Sachs Trust Board Meeting.
[23]	This Management Agreement was approved on behalf of the Concentrated Growth Fund at the August 1, 2002 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[24]	This Management Agreement was approved on behalf of the Emerging Markets Debt Fund at the July 31, 2003 Goldman Sachs Trust Board Meeting.
[25]	This Management Agreement was approved on behalf of the U.S. Mortgages Fund at the October 30, 2003 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[26]	This Management Agreement was approved on behalf of the Investment Grade Credit Fund at the October 30, 2003 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[27]	This Management Agreement was approved on behalf of the Small/Mid-Cap Growth Fund at the May 12, 2005 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[28]	This Management Agreement was approved on behalf of the U.S. Equity Dividend and Premium Fund at the June 16, 2005 Goldman Sachs Trust Board Meeting.
[29]	This Management Agreement was approved on behalf of the International Real Estate Securities Fund at the May 11, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[30]	This Management Agreement was approved on behalf of the Bond Fund (formerly Core Plus Fixed Income Fund) at the August 10, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[31]	This Management Agreement was approved on behalf of the Small Cap Value Insights Fund (formerly Structured Small Cap Value Fund) at the November 9, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[32]	This Management Agreement was approved on behalf of the Small Cap Growth Insights Fund (formerly Structured Small Cap Growth Fund) at the November 9, 2006 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[33]	This Management Agreement was approved on behalf of the Commodity Strategy Fund (formerly, Commodity Exposure Fund) at the December 14, 2006 Goldman Sachs Trust Board Meeting.
[34]	This Management Agreement was approved on behalf of the Emerging Markets Equity Insights Fund (formerly Structured Emerging Markets Equity Fund) at the May 10, 2007 Goldman Sachs Trust Board Meeting.
[35]	This Management Agreement was approved on behalf of the International Small Cap Insights Fund (formerly Structured International Small Cap Fund) at the May 10, 2007 Goldman Sachs Trust Board Meeting.
[36]	This Management Agreement was approved on behalf of the International Tax-Managed Equity Fund (formerly, Structured International Tax-Managed Equity Fund) at the May 10, 2007 Goldman Sachs Trust Board Meeting.

[37]	This Management Agreement was approved on behalf of the International Equity Dividend and Premium Fund at the May 10, 2007 Goldman Sachs Trust Board Meeting.
[38]	This Management Agreement was approved on behalf of the Inflation Protected Securities Fund at the June 14, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[39]	This Management Agreement was approved on behalf of the Absolute Return Tracker Fund at the November 8, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[40]	This Management Agreement was approved on behalf of the Local Emerging Markets Debt Fund at the December 13, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[41]	This Management Agreement was approved on behalf of the Flexible Cap Growth Fund (effective August 15, 2017, “Flexible Cap Fund” and formerly, “All Cap Growth Fund”) at the December 13, 2007 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[42]	This Management Agreement was approved on behalf of the Dynamic U.S. Equity Fund (formerly, U.S. Equity Fund) at the November 19, 2009 Goldman Sachs Trust Board Meeting.
[43]	This Management Agreement was approved on behalf of the Dynamic Allocation Fund at the November 19, 2009 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[44]	This Management Agreement was approved on behalf of the Strategic Income Fund at the June 17, 2010 Goldman Sachs Trust Board Meeting.
[45]	This Management Agreement was approved on behalf of the High Yield Floating Rate Fund at the February 10, 2011 Goldman Sachs Trust Board Meeting.
[46]	This Management Agreement was approved on behalf of the Managed Futures Strategy Fund at the October 20, 2011 Goldman Sachs Trust Board Meeting.
[47]	This Management Agreement was approved on behalf of the Rising Dividend Growth Fund at the October 20, 2011 Goldman Sachs Trust Board Meeting.
[48]	This Management Agreement was approved on behalf of the Focused Growth Fund at the December 15, 2011 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[49]	This Management Agreement was approved on behalf of the Short Duration Income Fund at the February 16, 2012 Goldman Sachs Trust Board Meeting.
[50]	This Management Agreement was approved on behalf of the MLP Energy Infrastructure Fund at the February 12, 2013 Goldman Sachs Trust Board Meeting.
[51]	This Management Agreement was approved on behalf of the Dynamic Emerging Markets Debt Fund at the April 18, 2013 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[52]	This Management Agreement was approved on behalf of the Fixed Income Macro Strategies Fund (effective June 20, 2017, “Strategic Macro Fund”) at the October 17, 2013 Goldman Sachs Trust Board Meeting and amended at the April 19, 2017 Goldman Sachs Trust Board Meeting.
[53]	This Management Agreement was approved on behalf of the Long Short Credit Strategies Fund at the October 17, 2013 Goldman Sachs Trust Board Meeting.
[54]	This Management Agreement was approved on behalf of the Short-Term Conservative Income Fund (formerly Limited Maturity Obligations Fund) at the December 19, 2013 Goldman Sachs Trust Board Meeting.
[55]	This Management Agreement was approved on behalf of the Small/Mid Cap Value Fund at the December 19, 2013 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[56]	This Management Agreement was approved on behalf of the Tactical Tilt Overlay Fund (formerly Tactical Tilt Implementation Fund) at the June 12, 2014 Goldman Sachs Trust Board Meeting.
[57]	This Management Agreement was approved on behalf of the Global Managed Beta Fund at the December 17, 2014 Goldman Sachs Trust Board Meeting.
[58]	This Management Agreement was approved on behalf of the Focused Value Fund at the June 11, 2015 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[59]	This Management Agreement was approved on behalf of the Absolute Return Multi-Asset Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting.
[60]	This Management Agreement was approved on behalf of the Global Infrastructure Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting.

[61]	This Management Agreement was approved on behalf of the Global Real Estate Securities Fund at the August 13, 2015 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[62]	This Management Agreement was approved on behalf of the Goldman Sachs Strategic Factor Allocation Fund at the April 14, 2016 Goldman Sachs Trust Board Meeting.
[63]	This Management Agreement on behalf of the Focused International Equity Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting
[64]	This Management Agreement on behalf of the Emerging Markets Equity Fund was amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.
[65]	This Management Agreement was approved on behalf of the Strategic International Equity Fund at the November 9, 2006 Goldman Sachs Trust Board Meeting.
[66]	This Management Agreement was approved on behalf of the N-11 Equity Fund at the February 10, 2011 Goldman Sachs Trust Board Meeting and amended at the June 15, 2017 Goldman Sachs Trust Board Meeting.